Exhibit 10.15

                         BOARD COMPENSATION ARRANGEMENT





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Annual Retainer Fee                                              $40,000.00

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Committee Chair Annual Fee                                        $5,000.00

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Audit Committee Chair Annual Fee                                 $10,000.00
(only one Chair fee, including Lead Director Annual Fee)

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Lead Director Annual Fee                                         $10,000.00

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In-Person Board/Committee Meeting Attendance Fee                  $1,500.00

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Telephone Board/Committee Meeting Attendance Fee                  $1,000.00

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Stock Options                                          10,000 every 3 years
                                           (beginning when Director becomes
                                         member of Board and on every third
                                                               anniversary)
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